Schedule of Investments (Unaudited) June 30, 2021

Krane-UBS China A Shares Fund

	Shares	Value
COMMON STOCK — 81.8%‡
CHINA — 81.8%
Consumer Discretionary — 6.6%
Gree Electric Appliances of Zhuhai, Cl A	4,800	$38,704
Midea Group, Cl A	8,600	94,991
		133,695
Consumer Staples — 23.7%
Angel Yeast, Cl A	3,500	29,456
Inner Mongolia Yili Industrial Group, Cl A	10,300	58,710
Kweichow Moutai, Cl A	600	190,982
Wuliangye Yibin, Cl A	4,300	198,241
		477,389
Financials — 25.1%
Bank of Ningbo, Cl A	12,900	77,802
China Merchants Bank, Cl A	23,200	194,571
Ping An Bank, Cl A	55,400	193,942
Ping An Insurance Group of China, Cl A	4,000	39,793
		506,108
Health Care — 19.3%
Hangzhou Tigermed Consulting, Cl A	2,100	62,824
Jiangsu Hengrui Medicine, Cl A	8,860	93,201
Shandong Pharmaceutical Glass, Cl A	7,600	39,932
Yunnan Baiyao Group, Cl A	10,800	193,420
		389,377
Information Technology — 4.1%
Luxshare Precision Industry, Cl A	11,500	81,870
Materials — 3.0%
Wanhua Chemical Group, Cl A	3,600	60,629
TOTAL CHINA		1,649,068

TOTAL COMMON STOCK
(Cost $1,635,598)		1,649,068

TOTAL INVESTMENTS — 81.8%
(Cost $1,635,598)		1,649,068
OTHER ASSETS LESS LIABILITIES — 18.2%		365,937
NET ASSETS — 100%		$2,015,005

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

Cl — Class

As of June 30, 2021, all of the Fund's investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

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Schedule of Investments (Unaudited) June 30, 2021

Krane-UBS China A Shares Fund

SECURITY VALUATION — Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by the Fund's independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s net asset value (“NAV”) is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. The Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane Funds Advisors, LLC (the ‘‘Adviser’’) becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it may request that an ad hoc meeting of the Fair Valuation Committee be called.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

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Schedule of Investments (Unaudited) June 30, 2021

Krane-UBS China A Shares Fund

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Schedule of Investments.

For the period ended June 30, 2021, there have been no significant changes to the Fund’s fair valuation methodology.

KRS-QH-027-0100

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